Exhibit 10.10

Execution Version

AMENDMENT NO. 1 TO CREDIT AGREEMENT

This AMENDMENT NO. 1 TO CREDIT AGREEMENT (this “Amendment”), effective as of February 25, 2021 (the “Effective Date”), is entered into by and among GRINDR GAP LLC (f/k/a SAN VICENTE GAP LLC), a Delaware limited liability company (“Holdings”), GRINDR CAPITAL LLC (f/k/a SAN VICENTE CAPITAL LLC, a Delaware limited liability company (the “Borrower”), the other Credit Parties party hereto, FORTRESS CREDIT CORP., a Delaware corporation, as the Administrative Agent (in such capacity, the “Agent”) for the several financial institutions party to the Credit Agreement (as defined below) (collectively, the “Lenders” and individually each a “Lender”) and the Lenders party hereto (collectively constituting each Lender directly and adversely affected thereby).

W I T N E S S E T H:

WHEREAS, Holdings, the Borrower, the other Credit Parties from time to time party thereto, the Agent and the Lenders from time to time party thereto are party to that certain Credit Agreement, dated as of June 10, 2020 (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”; capitalized terms used herein and not otherwise defined herein shall have the respective meanings given to them in the Credit Agreement);

WHEREAS, subject to the terms and conditions set forth herein, the Agent has agreed to amend the Credit Agreement in certain respects subject to the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the mutual agreements, provisions and covenants contained herein, the parties hereto agree as follows:

1.

Amendments to Credit Agreement. In reliance upon the representations and warranties of the Credit Parties set forth in Section 2 below and subject to the satisfaction or waiver of the conditions to effectiveness set forth in Section 3 below, the Credit Agreement is hereby amended as follows:

(a)

The definition of “Bridge Amortization” in Section 1.01 of the Credit Agreement are hereby amended and restated in their entirety as follows:

““Bridge Amortization” shall mean a lump-sum principal repayment of the Term Loan in an amount equal to $48,000,000 on or before November 30, 2021.”

2.

Representations and Warranties. The Credit Parties hereby represent and warrant to the Agent and the Lenders that as of the date hereof:

(a)

the execution, delivery and performance of this Amendment has been duly authorized by all requisite corporate action on the part of the Credit Parties and that this Amendment has been duly executed and delivered by the Credit Parties;

(b)

this Amendment constitutes the legal, valid and binding obligation of the Credit Parties and is enforceable against the Credit Parties in accordance with its terms, subject to bankruptcy insolvency and similar laws affecting the enforceability of creditors’ rights generally and to general principles of equity;

(c)

that each of the representations and warranties made by or on behalf of the Credit Parties to the Agent or any Lender in the Credit Agreement or any of the Credit Documents is true and correct in all material respects (except to the extent that such representation or warranty is qualified by materiality or Material Adverse Effect, in which case such representation and warranty shall be true and correct in all respects) on and as of the date of this Amendment with the same full force and effect as if each of such representations and warranties had been made by the Credit Parties on the date hereof and in this Amendment (except to the extent stated to relate to an earlier date, in which case such representations and warranties are true and correct as of such earlier date); and

(d)

assuming the effectiveness of this Amendment, no Default or Event of Default has occurred and is continuing.

3.

Conditions Precedent to Effectiveness. The effectiveness of this Amendment is subject to the prior or concurrent consummation (or waiver) of each of the following conditions:

(a)

the Agent shall have received a fully executed copy of this Amendment executed by the Credit Parties and the Lenders party hereto;

(b)

each of the representations and warranties made pursuant to Section 2 is true and correct in all material respects (except to the extent that such representation or warranty is qualified by materiality or Material Adverse Effect, in which case such representation and warranty shall be true and correct in all respects) on and as of the date of this Amendment;

(c)

assuming the effectiveness of this Amendment, no Default or Event of Default shall have occurred and be continuing, or shall be caused immediately by the transactions contemplated by this Amendment; and

(d)

the Agent shall have received (x) for the ratable benefit of the Lenders of the Term Loans, an amendment fee in an amount equal to $960,000 and (y) reimbursement of all reasonable and documented out-of-pocket expenses (including, without limitation, reasonable attorneys’ fees and expenses) to the extent invoiced at least one (1) Business Day prior to the date hereof.

4.

Governing Law. THIS AMENDMENT SHALL BE A CONTRACT MADE UNDER AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.

5.

Counterparts. This Amendment may be executed by one or more of the parties hereto on any number of separate counterparts (including by facsimile or other electronic transmission), and all of said counterparts taken together shall be deemed to constitute one and the same instrument. A set of the copies of this Amendment signed by all the parties shall be lodged with the Borrower and the Agent.

6.

Reference to Credit Agreement. Each reference in the Credit Agreement to “this Agreement,” “hereunder,” “hereof,” “herein” or words of like import, and each reference in the Credit Agreement or in any other Credit Documents, or other agreements, documents or other instruments executed and delivered pursuant to the Credit Agreement, shall mean and be a reference to the Credit Agreement as amended by this Amendment.

7.

Severability. Any provision of this Amendment held by a court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Amendment and the effect thereof shall be confined to the provision so held to be invalid or unenforceable.

8.

Ratification. The terms and provisions set forth in this Amendment shall modify and supersede all inconsistent terms and provisions of the Credit Agreement and shall not be deemed to be a consent to the modification or waiver of any other term or condition of the Credit Agreement. Except as expressly modified and superseded by this Amendment, the terms and provisions of the Credit Agreement and the other Credit Documents are ratified and confirmed and shall continue in full force and effect.

9.

No Other Modification; Reaffirmation. The amendments set forth in Section 1 are effective only for the express purposes set forth herein, are limited precisely as written and shall not constitute or be deemed to constitute an amendment, waiver or modification of, or consent to any deviation from, the terms and conditions of the Credit Agreement or any other Credit Document, except as expressly set forth herein, and shall not prejudice any right or remedy which any Agent or any Lender may now have or may have in the future under or in connection with the Credit Agreement or any other Credit Document. Except as expressly set forth herein, the Credit Agreement and each other Credit Document shall remain in full force and effect and are hereby confirmed and ratified in all respects, including with respect to any security interest or Lien granted to the Collateral Agent or any Lender pursuant to the terms of the Credit Documents. The Credit Parties hereby (i) agree that, except as expressly set forth herein, this Amendment shall not limit or diminish the obligations of any Credit Party under the Credit Agreement or any other Credit Document, (ii) reaffirm their respective obligations under the Credit Agreement (except as expressly modified hereby) and each of the other Credit Documents to which such Person is a party, and (iii) agree that the Credit Agreement (as expressly modified hereby) and each such other Credit Document remains in full force and effect and is hereby ratified and confirmed.

10.

No Waiver; Cumulative Remedies. No failure to exercise and no delay in exercising, on the part of any Agent or any Lender, any right, remedy, power or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any right, remedy, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege. The rights, remedies, powers and privileges herein provided are cumulative and not exclusive of any rights, remedies, powers and privileges provided by law. Any Agent’s or any Lender’s failure to insist at any time upon strict compliance with this Amendment or any other Credit Document or any continued course of such conduct shall not constitute or be deemed to be a waiver by such Agent or such Lender, as applicable, of any of its rights or privileges. A waiver or consent, express or implied, of or to any breach or default by any Credit Party in the performance of its obligations under this Amendment or any other Credit Document shall not constitute or be deemed to be a waiver or consent of or to any other breach or default in the performance by any Credit Party of the same or any other obligations hereunder or thereunder.

11.

Fees and Expenses. The Credit Parties agree and acknowledge that all fees and expenses incurred by the Agents in connection with this Amendment for which the Credit Parties are liable in accordance with and pursuant to Section 13.05 of the Credit Agreement shall be for the account of the Credit Parties.

12.

Release; Covenant Not to Sue.

(a)

In consideration of the agreements of the Agent contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrower and each Guarantor, on behalf of itself and its successors and assigns, and its present and former members, managers, shareholders, affiliates, subsidiaries, divisions, directors, officers, attorneys, employees, agents, legal representatives and other representatives (the Borrower, each Guarantor and all such other Persons being hereinafter referred to collectively as the “Releasing Parties” and individually as a “Releasing Party”), hereby absolutely, unconditionally and irrevocably releases, remises and forever discharges the Agent, each Lender, and each of their respective successors and assigns, and their respective present and former shareholders, members, managers, affiliates, subsidiaries, divisions, directors, officers, attorneys, employees, agents, legal representatives and other representatives (the Agent, Lenders and all such other Persons being hereinafter referred to collectively as the “Releasees” and individually as a “Releasee”), of and from any and all demands, actions, causes of action, suits, damages and any and all other claims, counterclaims, defenses, rights of set-off, demands and liabilities whatsoever (individually, a “Claim” and collectively, “Claims”) of every kind and nature, known or suspected, at law or in equity, which any Releasing Party or any of its successors, assigns, or other legal representatives may now or hereafter own, hold, have or claim to have against the Releasees or any of them for, upon, or by reason of any circumstance, action, cause or thing whatsoever which arises at any time on or prior to the date of this Amendment, including, without limitation, for or on account of, or in relation to, or in any way in connection with this Amendment, the Credit Agreement, any of the other Credit Documents or any of the transactions hereunder or thereunder. Releasing Parties hereby represent to the Releasees that they have not assigned or transferred any interest in any Claims against any Releasee prior to the date hereof.

(b)

The Borrower and each Guarantor understands, acknowledges and agrees that the release set forth above may be pleaded as a full and complete defense to any Claim and may be used as a basis for an injunction against any action, suit or other proceeding which may be instituted, prosecuted or attempted in breach of the provisions of such release.

(c)

The Borrower and each Guarantor agrees that no fact, event, circumstance, evidence or transaction which could now be asserted or which may hereafter be discovered will affect in any manner the final, absolute and unconditional nature of the release set forth above.

(d)

Each Releasing Party hereby absolutely, unconditionally and irrevocably covenants and agrees with and in favor of each Releasee that it will not sue (at law, in equity, in any regulatory proceeding or otherwise) any Releasee on the basis of any Claim released, remised and discharged by any Releasing Party pursuant to and subject to the terms of Section 12(a) above. If any Releasing Party violates the foregoing covenant, each Credit Party, for itself and its successors and assigns, and its present and former members, managers, shareholders, affiliates, subsidiaries, divisions, directors, officers, attorneys, employees, agents, legal representatives and other representatives, agrees to pay, in addition to such other damages as any Releasee may sustain as a result of such violation, all reasonable and documented attorneys’ fees and costs incurred by any Releasee as a result of such violation.

[Signature Page Follows]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their duly authorized officers as of the day and year first above written.

BORROWER:

GRINDR CAPITAL LLC

By:	/s/ James Lu
Name:	James Lu
Title:	President and Secretary

HOLDINGS:

GRINDR GAP LLC

By:	/s/ James Lu
Name:	James Lu
Title:	President and Secretary

[Signature Page to Amendment No. 1 to Credit Agreement]

OTHER GUARANTORS:

GRINDR HOLDINGS LLC

By:	/s/ James Lu
Name: James Lu
Title: President and Secretary

GRINDR LLC

By:	/s/ James Lu
Name: James Lu
Title: Vice President

BLENDR LLC

By:	/s/ James Lu
Name: James Lu
Title: Vice President

[Signature Page to Amendment No. 1 to Credit Agreement]

FORTRESS CREDIT CORP., as the Agent

By:	/s/ Scott Silvers
Name: Scott Silvers
Title: Authorized Signatory

FORTRESS CREDIT OPPORTUNITIES XV CLO LIMITED, as a Lender

By: FCOD CLO MANAGEMENT LLC
Its Collateral Manager

By:	/s/ Scott Silvers
Name: Scott Silvers
Title: Authorized Signatory

FORTRESS CREDIT OPPORTUNITIES VII CLO LIMITED, as a Lender

By: FCO VII CLO CM LLC
Its Collateral Manager

By:	/s/ Scott Silvers
Name: Scott Silvers
Title: Authorized Signatory

FORTRESS CREDIT OPPORTUNITIES XI CLO LIMITED, as a Lender

By: FCOD CLO Management LLC
Its Collateral Manager

By:	/s/ Scott Silvers
Name: Scott Silvers
Title: Authorized Signatory

[Signature Page to Amendment No. 1 to Credit Agreement]

FORTRESS CREDIT OPPORTUNITIES IX CLO LIMITED, as a Lender

By: FCOD CLO Management LLC
Its Collateral Manager

By:	/s/ Scott Silvers
Name: Scott Silvers
Title: Authorized Signatory

FORTRESS CREDIT OPPORTUNITIES VI CLO LIMITED, as a Lender

By: FCOO CLO Management LLC
Its Collateral Manager

By:	/s/ Scott Silvers
Name: Scott Silvers
Title: Authorized Signatory

FORTRESS LENDING I HOLDINGS L.P., as a Lender

By: Fortress Lending Advisors LLC
Its Investment Manager

By:	/s/ Scott Silvers
Name: Scott Silvers
Title: Authorized Signatory

[Signature Page to Amendment No. 1 to Credit Agreement]

FLF I HOLDINGS FINANCE L.P., as a Lender

By: FLF I Holdings Finance CM LLC
Its Servicer

By: Fortress Lending I Holdings L.P.
Its Member

By: Fortress Lending Advisors LLC
Its Investment manager

By:	/s/ Scott Silvers
Name: Scott Silvers
Title: Authorized Signatory

FLF I AB HOLDINGS FINANCE L.P., as a Lender

By: FLF I AB Holdings Finance CM LLC
Its Servicer

By: Fortress Lending I Holdings L.P.
Its Sole Member

By: Fortress Lending Advisors LLC
Its Investment Manager

By:	/s/ Scott Silvers
Name: Scott Silvers
Title: Authorized Signatory

[Signature Page to Amendment No. 1 to Credit Agreement]

BLUE TORCH CREDIT OPPORTUNITIES SBAF FUND LP,
as a lender

By:	Blue Torch Credit Opportunities SBAF GP LLC, its general partner

By:	KPG BTC Management LLC, its sole member

By:	/s/ Kevin Genda
Name:	Kevin Genda
Title:	Managing Member

BLUE TORCH CREDIT OPPORTUNITIES KRS FUND LP,
as a lender

By:	Blue Torch Credit Opportunities KRS GP LLC, its general partner

By:	KPG BTC Management LLC, its sole member

By:	/s/ Kevin Genda
Name:	Kevin Genda
Title:	Managing Member

BTC HOLDINGS SC FUND LLC,
as a lender

By:	Blue Torch Credit Opportunities SC Master Fund LP, its sole member

By:	Blue Torch Credit Opportunities SC GP LLC, its general partner

By:	KPG BTC Management LLC, its sole member

By:	/s/ Kevin Genda
Name:	Kevin Genda
Title:	Managing Member

[Signature Page to Amendment No. 1 to Credit Agreement]

BTC HOLDINGS FUND I, LLC,
as a lender

By:	Blue Torch Credit Opportunities Fund I LP, its sole member

By:	Blue Torch Credit Opportunities GP LLC, its general partner

By:	KPG BTC Management LLC, its sole member

By:	/s/ Kevin Genda
Name:	Kevin Genda
Title:	Managing Member

BTC Offshore Holdings Fund II, LLC, as a lender

By:	Blue Torch Offshore Credit Opportunities Master Fund II, LP, its Sole Member

By:	Blue Torch Offshore Credit Opportunities GP II LLC, its General Partner

By:	KPG BTC Management LLC, its Sole Member

By:	/s/ Kevin Genda
Name:	Kevin Genda
Title:	Managing Member

BLUE TORCH CREDIT OPPORTUNITIES FUND II LP,
as a lender

By:	Blue Torch Credit Opportunities GP II LLC, its general partner

By:	KPG BTC Management LLC, its sole member

By:	/s/ Kevin Genda
Name:	Kevin Genda
Title:	Managing Member

[Signature Page to Amendment No. 1 to Credit Agreement]

SCF II GROUP HOLDINGS, LLC,
as a Lender

By:	/s/ Stacey Hatch

Name:	Stacey Hatch
Title:	Authorized Signatory

[Signature Page to Amendment No. 1 to Credit Agreement]

GREAT LAKES PORTMAN RIDGE FUNDING LLC,
as a Lender

By:	/s/ Ted Goldthorpe
Name:	Ted Goldthorpe
Title:	Authorized Signatory

GREAT LAKES BCPL FUNDING LTD.,
as a Lender

By:	/s/ Ted Goldthorpe
Name:	Ted Goldthorpe
Title:	Authorized Signatory

BCP SPECIAL OPPORTUNITIES FUND I HOLDINGS LP,
as a Lender

By:	/s/ Ted Goldthorpe
Name:	Ted Goldthorpe
Title:	Authorized Signatory

[Signature Page to Amendment No. 1 to Credit Agreement]